UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2010
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.44

EXPLANATORY NOTE
The GEO Group, Inc. (“GEO”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Form 8-K, which was originally filed with the Securities and Exchange Commission (“SEC”) on August 10, 2010 (the “Original Form 8-K”), for the sole purpose of filing a revised redacted version of Exhibit 10.44. GEO has requested confidential treatment from the SEC for portions of Exhibit 10.44 filed with the Original Form 8-K, and the revised Exhibit 10.44 filed herewith has been revised in response to comments received from the SEC on GEO’s confidential treatment request. Exhibit 10.44 filed herewith supersedes in its entirety Exhibit 10.44 previously filed with the Original Form 8-K.
This Amendment No. 1 does not modify or update other items or disclosures presented in the Original Form 8-K. This Amendment No. 1 does not reflect events occurring after the date of the Original Form 8-K or modify or update those disclosures that may be affected by subsequent events.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
d) Exhibits
10.44	Credit Agreement, dated as of August 4, 2010, by and among The GEO Group, Inc., as Borrower, BNP Paribas, as Administrative Agent, and the lenders who are, or may from time to time become, a party thereto (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)*

99.1	Press release, dated August 5, 2010, issued by The GEO Group, Inc.**

*	Filed herewith.

**	Previously filed with the Form 8-K filed on August 10, 2010.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
December 27, 2010	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.44	Credit Agreement, dated as of August 4, 2010, by and among The GEO Group, Inc., as Borrower, BNP Paribas, as Administrative Agent, and the lenders who are, or may from time to time become, a party thereto (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

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